United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2021

Date of Report (Date of earliest event reported)

LifeSci Acquisition II Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 W. 55th St., #3401 New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 889-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.0001 par value	LSAQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, on May 6, 2021, LifeSci Acqisition II Corp. (“LSAQ”), LifeSci Acquisition II Merger Sub, Inc. (“Merger Sub”), and Science 37, Inc. (“Science 37”), entered into a merger agreement (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Science 37, with Science 37 surviving the merger and becoming a wholly-owned subsidiary of LSAQ (collectively with the other transactions contemplated under the Merger Agreement, the “Business Combination”). The combined company after the Business Combination is referred to in this Current Report on Form 8-K as the “Combined Company.”

LSAQ held its special meeting of stockholders on October 4, 2021 (the “Special Meeting”). On August 27, 2021, the record date for the Special Meeting, there were 10,011,301 shares of LSAQ’s common stock entitled to vote at the Special Meeting. At the Special Meeting, there were 7,100,516 shares voted by proxy or in person, which is 70.93% of the total outstanding shares.

The final results for each of the matters submitted to a vote of LSAQ’s stockholders at the Special Meeting are as follows:

Proposal 1. Business Combination Proposal

Proposal 1, to approve the Business Combination, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
7,097,259	3,257	0

Proposal 2. Charter Approval Proposal

Proposal 2, to approve the Second Amended and Restated Certificate of Incorporation of LSAQ (the “Amended Charter”), was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
7,097,259	3,257	0

Proposal 3. Governance Proposals

Proposal 3, to approve, on a non-binding advisory basis, five separate governance proposals relating to the following material differences between the first amended and restated certificate of incorporation of LSAQ and the Amended Charter, was passed. The voting results for each of the sub-proposals were as follows:

(a) to increase the number of shares of (i) common stock LSAQ is authorized to issue from 30,000,000 shares to 400,000,000 shares and (ii) preferred stock LSAQ is authorized to issue from 1,000,000 shares to 100,000,000 shares:

FOR	AGAINST	ABSTAIN
7,042,034	57,177	1,308

(b) require the vote of at least two-thirds (66 and 2/3%) of the voting power of the then outstanding shares of voting stock of LSAQ entitled to vote at an election of directors, rather than a simple majority, to amend, alter, repeal or rescind the certificate of incorporation:

FOR	AGAINST	ABSTAIN
6,273,380	827,136	0

(c) require the vote of at least two-thirds (66 and 2/3%) of the voting power of the then outstanding shares of voting stock of LSAQ entitled to vote at an election of directors, rather than a simple majority, to amend, alter, repeal or rescind the bylaws:

FOR	AGAINST	ABSTAIN
6,271,380	829,136	0

(d) require the vote of at least two-thirds (66 and 2/3%) of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office:

FOR	AGAINST	ABSTAIN
6,271,062	829,434	20

(e) remove certain provisions related to LSAQ’s status as a special purpose acquisition company that will no longer be relevant following the closing of the Business Combination:

FOR	AGAINST	ABSTAIN
7,093,711	6,605	200

Proposal 4. Incentive Award Plan

Proposal 4, to approve the Science 37 Holdings, Inc. 2021 Incentive Award Plan, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
7,092,021	7,135	1,360

Proposal 5. ESPP Proposal

Proposal 5, to approve the Science 37 Holdings, Inc. 2021 Employee Stock Purchase Plan, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
7,092,549	6,687	250

Proposal 6. Nasdaq Proposal

Proposal 6, to approve (i) for purposes of complying with Nasdaq Listing Rule 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of common stock and the resulting change in control in connection with the Business Combination, and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the common stock in connection with the PIPE investment and the conversion of private placement warrants to shares of common stock upon the consummation of the Business Combination, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
7,091,661	8,605	250

Item 7.01 Regulation FD Disclosure.

LSAQ currently expects to close the Business Combination with Science 37 on October 6, 2021.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than purely historical information, are “forward-looking statements.” Forward-looking statements include, but are not limited to, the timing and expected completion of the Business Combination. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to consummate the Business Combination. Therefore, you should not rely on any of these forward-looking statements. There can be no assurance that the Business Combination will in fact be completed in the manner described or at all. Forward-looking statements speak as of the date hereof, and LSAQ disclaims any obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2021

LIFESCI ACQUISITION II CORP.

By:	/s/ Andrew McDonald
Andrew McDonald
Chief Executive Officer